SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 27, 2002


                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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           Georgia                     1-6468                58-0257110
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(State or other jurisdiction      (Commission File  (IRS Employer Identification
      of incorporation)                Number)                  No.)


       241 Ralph McGill Boulevard, NE, Atlanta, Georgia            30308
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           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code         (404) 506-6526


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5. Other Events.

          On June 27, 2002, Georgia Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $300,000,000 aggregate principal amount of its Series J 4.875% Senior Notes due July 15, 2007 (the "Series J Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-57884, 333-57884-01, 333-57884-02,
333-57884-03 and 333-57884-04) of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

                  1 Underwriting Agreement, dated June 27, 2002, among the Company and Banc of America Securities LLC, ABN AMRO Incorporated, BNY Capital Markets, Credit Lyonnais Securities, Jackson Securities Inc. and KBC Financial Products USA Inc., as the Underwriters.

                  4.2 Tenth Supplemental Indenture to Senior Note Indenture dated as of July 3, 2002, providing for the issuance of the Series J Senior Notes.

                  4.7      Form of Series J Senior Note. (included in Exhibit
                           4.2 above).

                  5.1      Opinion of Troutman Sanders LLP.

                  12.1     Computation of ratio of earnings to fixed charges.




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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     July 3, 2002                      GEORGIA POWER COMPANY



                                            By /s/Wayne Boston
                                               Wayne Boston
                                           Assistant Secretary